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                                                                       EXHIBIT J

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors" in Pre-Effective Amendment No. 1 under the Securities Act of 1933 and Amendment No. 1 under the Investment Company Act of 1940 in the Registration Statement (Form N-1A No. 333-61366 and 811-10385) and related Prospectus and Statement of Additional Information of Pacific Funds.



Los Angeles, California
August 8, 2001